Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

June 22, 2015

Oportun, Inc.

1600 Seaport Boulevard, Suite 250

Redwood City, California 94063

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Oportun, Inc (the “Company”) and Jefferies LLC (“Jefferies” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of consumer loans in connection with the proposed offering of, relating to the proposed offering of Oportun Funding I, LLC, Asset Backed Fixed Rate Notes, Series 2015-B.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 9, 2015, representatives of the Company provided us with a receivable data file and related record layout with respect to 96,762 consumer loans (the “Statistical Loan File”).  At your instruction, we randomly selected 125 consumer loans (the “Sample Loans”) and performed certain comparisons and recomputations relating to the receivable characteristics (the “Characteristics”) set forth on or derived from the Statistical Loan File and indicated below.

Characteristics

1.	Loan number (for identification purposes only)	4.	Interest rate
2.	Origination date	5.	Maturity date
3.	Original principal balance	6.	State

We compared Characteristics 2. (as set forth on the Statistical Loan File) to the corresponding information set forth on or derived from the Fixed Rate Note (the “Note”) and Characteristics 3. to 6. to the supplemental Federal Truth-In-Lending Disclosure (the “Supplemental TIL”) or Note.

Member of
Deloitte Touche Tohmatsu

At your instruction, for purposes of such comparisons:

•                  With respect to our comparison of Characteristic 4., for Sample Loans that the Company provided us with a Supplemental TIL, we were instructed to calculate the “monthly interest rate” by multiplying (i) the quotient of the initial interest rate (as set forth on the Statistical Loan File) over 365 and (ii) 30 and compare such recalculation (as rounded to the indicated precision) to the monthly interest rate set forth on the Supplemental TIL.  Such comparisons were found to be in agreement.

The Note, Supplemental TIL and any other related documents were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. Our comparisons and recomputations were made using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Data File were found to be in agreement with the above mentioned Loan Documents or recalculated amounts.

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information set forth in the Statistical Loan File is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for your information and use as the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP